UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 10, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Hyperscale Data, Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”) on March 18, 2026, however, the Special Meeting was adjourned until April 10, 2026 as there were not present or represented by proxy a sufficient number of shares of the Company’s stock to constitute a quorum. The Special Meeting reconvened at 12:00 p.m. Eastern Time on April 10, 2026. As of January 22, 2026, the record date for the Special Meeting, the Company had outstanding and entitled to vote (i) 343,453,412 shares of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), (ii) 24,339,228 shares of its Class B Common Stock, par value $0.001 per share, (iii) 3,000 shares of its Series B Convertible Preferred Stock, (iv) 50,000 shares of its Series C Convertible Preferred Stock, (v) 960 shares of its Series G Convertible Preferred Stock, and (vi) 4,000 shares of its Series H Convertible Preferred Stock (“Series H Preferred”) issued and outstanding, which together constitute all of the outstanding voting capital stock of the Company.

At the Special Meeting, the stockholders voted on five proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 3, 2026. At the Special Meeting, stockholders approved the proposals that were presented for a vote. The table below sets forth the number of votes cast for and against, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: Approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Class A Common Stock by a ratio of not less than one-for-two and not more than one-for-five at any time prior to March 17, 2027, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion.

For	Against	Abstain	Broker Non-Votes
190,159,020	17,389,226	3,699,714	0

Proposal Two: Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 2,500,000,000.

For	Against	Abstain	Broker Non-Votes
173,290,696	34,026,593	3,930,671	0

Proposal Three: Approval of, pursuant to Rules 713(a) and (b) of the NYSE American, the conversion of up to 100,000 shares of Series H Preferred into Class A Common Stock, for a total purchase price of up to $100,000,000, pursuant to the Securities Purchase Agreement dated July 31, 2025.

For	Against	Abstain	Broker Non-Votes
35,502,923	16,272,451	4,383,597	0

Proposal Four: Approval of, pursuant to Rule 711 of the NYSE American, equity issuances to directors and executive officers of the Company.

For	Against	Abstain	Broker Non-Votes
188,857,554	17,615,959	4,774,450	0

Proposal Five: Approval of an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting.

For	Against	Abstain	Broker Non-Votes
179,490,376	26,502,561	5,255,023	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: April 10, 2026	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer